Exhibit 10.1

                                 AMENDMENT No. 1
                                       to
                         DEVELOPMENT & LICENSE AGREEMENT


        This Amendment No. 1 to Development & License Agreement (this "Amendment"), dated September 16, 1999 is entered into by and among OPTEX OPHTHALMOLOGICS, INC. ("Optex") and BAUSCH & LOMB SURGICAL, INC. ("B&L").


                                 R E C I T A L S

        WHEREAS, Optex and B&L are parties to a Development & License Agreement entered into on May 14, 1998 (the "Development Agreement") pursuant to which the Parties reached agreement relating to the joint development and commercialization by B&L of the Catarex Products on a worldwide basis; and

        WHEREAS, the Parties desire to amend the Development Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

        1. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings specified in the Development Agreement.

        2. Section 1 of the Development Agreement is amended as follows:

(1) by adding at the end of Section 1.5 the words "not specially sized for use with the Catarex Unit";

(2) by deleting Section 1.6 in its entirety, and substituting in lieu thereof the following:

               1.6 "Catarex Consumable" means any single-use disposable or reusable component used in the operation of the Catarex Unit, which components include, based upon the Catarex Unit as currently configured,
        (1) the Catarex Handpiece, (2) the concentrix cartridge, (3) the concentrix collection bag, (4) the irrigation and aspiration tube set,
        (5) the Catarex Handpiece tube set, (6) the capsulotomy sizing probe,
        (7) the capsulorhexis probe, (8) the Catarex hydrodissection needle, (9) the bottle or pouch of sterile balanced salt solution, and (10) any surgical knife specially sized for use with the Catarex Unit.

               1.7 "Catarex Handpiece" means a single-use, disposable, cataract vortex emulsification device incorporating a high-speed rotary impeller-based fragmenter

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        using integrated  irrigation  aspiration,  the current  configuration of which device is represented by Optex part number 50022 Revision A.

(3)     by renumbering Sections 1.7 through 1.10 as Sections 1.8 through 1.11;

(4) by deleting Section 1.11 in its entirety, and substituting in lieu thereof the following:

               1.12  "Catarex  Product"  means the  Catarex  Unit,  any  Catarex
        Combination Product, any Catarex Consumable, the Catarex Standalone Unit, the Catarex/Millennium Unit, the Catarex Module, any Catarex Plugin, and any other product the manufacture, use, importation, or sale of which would infringe Optex
        Patents.

(5)     by renumbering Sections 1.12 and 1.13 as Sections 1.13 and 1.14;

(6)     by deleting Section 1.14; and

(7) by adding the following sentence at the end of Section 1.24: "Optex Critical Technology includes the Catarex Handpiece."

        3. Sections 4.4, 4.5 and 4.6 of the Development Agreement are hereby amended by deleting them in their entirety, and substituting in lieu thereof the following:

               4.4    Responsibilities of Optex.

                      4.4.1  Optex has the following responsibilities:

        (1) Optex shall deliver to B&L as soon as reasonably possible the items listed in Schedule 4.4.1(1), which may be amended by agreement of Optex and B&L (the delivery of these items and the work involved in preparing them is referred to as "Phase O");

        (2) by the date 10 months from the date of Amendment No. 1 to this Agreement, Optex shall produce and deliver to B&L 2,400 Catarex Handpieces that conform to the specifications then in effect (this obligation is referred to as "Phase I");

        (3) by the date 18 months from the date of Amendment No. 1 to this Agreement, Optex shall produce and deliver to B&L 20,000 Catarex Handpieces (this obligation is referred to as "Phase II"); and

        (4) Optex shall from the date of this Agreement provide B&L with reasonable cooperation, assistance, consultation and support, including the services listed in Schedule 4.4.1(4), in connection with development of manufacturing processes for scale-up of the manufacture of Catarex Handpieces (these services, the "Manufacturing Services").

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                      4.4.2  Optex shall make the Phase I and Phase II
        deliveries of Catarex Handpieces F.O.B. any B&L facility designated by B&L (the "F.O.B. Point"), and Optex bears all risk of loss or damage to the Catarex Handpieces from any cause whatsoever until delivery to B&L at the F.O.B. Point.

                      4.4.3 During Phase I, Optex and B&L shall agree in writing upon the specifications for the Catarex Handpiece, which must thereafter be modified to reflect changes in design of the Catarex Handpiece. Catarex Handpieces that Optex delivers to B&L must comply with those specifications. Subject to Section 4.4.4, if B&L determines that any of those Catarex Handpieces do not conform to those specifications and within 30 days of delivery to B&L of any Catarex Handpieces B&L notifies Optex in writing that it has so determined and returns to Optex those non-conforming Catarex Handpieces, Optex shall replace those non-conforming Catarex Handpieces. Subject to Section 4.4.4, if thereafter B&L determines that any Catarex Handpieces have a latent defect that could reasonably cause those Catarex Handpieces to not conform to the specifications in effect at the time of delivery, and notifies Optex in writing that it has so determined, Optex shall replace those defective Catarex Handpieces.

                      4.4.4  If  within  15 days of a  notice  from B&L that any
        Catarex Handpieces do not conform to specifications or are defective Optex does not notify B&L that it disagrees with B&L's determination, B&L's determination shall apply. In the event Optex does timely notify B&L that it disagrees with B&L's determination, Optex and B&L shall in good faith attempt to resolve their differences. In the event Optex and B&L are unable to resolve their differences, they shall submit the dispute to an independent expert selected jointly by them whose conclusion regarding the validity of B&L's determination will be conclusive and binding on both Optex and B&L. In the event Optex and B&L cannot agree on an independent expert, they shall each appoint one independent expert and the two appointees must select a third independent expert, whose conclusion regarding the validity of B&L's determination will be conclusive and binding on both Optex and B&L. B&L and Optex shall each pay the fees and expenses of any independent expert appointed by them, and shall share equally the fees and expenses of any independent expert selected jointly by them or by independent experts appointed by each of them, as the case may be.

                      4.4.5 Optex shall construct at its expense a suitable environmentally-controlled room at Optex's facility for the Phase I and Phase II production of Catarex Handpieces, and during normal business hours and upon reasonable advance notice in writing shall from time to time grant B&L employees access to that room for training purposes.

                      4.4.6 Optex shall design and produce all prototype and production tooling and molds necessary to satisfy its obligations under
        Section 4.4.1. Subject to Section 8.3.2, Optex hereby transfers to B&L all right, title and interest in and to that tooling and those molds as and when developed by Optex, and shall deliver that tooling and those molds to B&L upon the reasonable request of B&L. Optex may at

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        its cost manufacture and retain for its use in connection with the Optex
        Field one or more duplicate sets of that tooling and those molds.

               4.5    Responsibilities of B&L.

                      4.5.1 B&L shall use commercially reasonable efforts to do the following as expeditiously as practicable:

        (1) develop all elements of Catarex Products other than those to be developed by Optex pursuant to Section 4.4;

        (2) obtain regulatory approval of Catarex Products in the Key Markets and China, India, Brazil and Indonesia; and

        (3)    manufacture and market Catarex Products in the Key Markets.

               4.6    Funding.

                      4.6.1 B&L  shall  as  follows   pay  Optex  for   Optex's
        performance of its responsibilities under Section 4.4:

        (1) B&L shall reimburse Optex for all costs it incurs in connection with Phase O, up to a maximum of $2,500,000;

        (2) B&L shall pay Optex an amount equal to 125% of all costs it incurs in connection with Phases I and II and Manufacturing Services it performs during Phases I and II until the aggregate amount of those costs equals $6,400,000, and shall reimburse Optex for all such costs it incurs in excess of $6,400,000; and

        (3)    B&L shall  pay  Optex an  amount  equal to all costs it incurs in
               connection   with   Manufacturing   Services  it  performs  after
               completion of Phase II.

                      4.6.2 For purposes of Section 4.6.1, "costs" include, without limitation, costs relating to labor, professional services and materials.

                      4.6.3 The procedures to be followed in connection with the payments required by Section 4.6.1 are as follows. Within 30 days after the end of each calendar month, Optex shall provide B&L with a written report of all costs incurred by it during that calendar month in performing its responsibilities under Section 4.4, as well as any supporting documentation B&L reasonably requests. B&L shall promptly thereafter make any payment required by Section 4.6.1 with respect to those costs, unless it wishes to dispute any statement of costs contained in Optex's written report, in which case Optex and B&L shall promptly cause the Joint Review Committee to consider and attempt to resolve the dispute.

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

                      4.6.4 If at any time Optex anticipates that performance of its obligations under clauses (2) and (3) of Section 4.4.1 will require that it incur costs (excluding the 25% Optex profit component) that exceed $7,040,000 or $1,760,000, respectively, Optex shall immediately notify B&L and B&L will have the option to have B&L rather than Optex perform all or part of the work that would cause any such excess costs. Optex may not incur any such excess costs without the prior written consent of B&L, which shall not unreasonably withhold.

        4. Sections 4.7 of the Development Agreement is hereby deleted in its entirety.

        5. Sections 8.1 and 8.2 of the Development Agreement are hereby amended by deleting them in their entirety, and substituting in lieu thereof the following:

               8.1 Termination. This Agreement shall remain in full force and effect from the Effective Date until the expiration of the last to expire U.S. Optex Patent on Exhibit B, unless earlier terminated as follows (such termination an "Early Termination"):

                      8.1.1  by written agreement of Optex and B&L;

                      8.1.2  by B&L at any time upon six months' written notice;

                      8.1.3 by either Party, if B&L declares the Clinical Demonstration to be a complete failure;

                      8.1.4 by B&L, if B&L declares the Clinical Demonstration to be a partial success; provided, however that B&L shall have the option upon such determination to request good faith negotiations toward an appropriate amendment to this Agreement, in which case the Parties shall in good faith attempt to negotiate an amendment to this Agreement; provided, further, however, that if, after six months from the date of such request for negotiations, the Parties have been unable to reach agreement on the terms of an amendment to this Agreement, either Party may terminate this Agreement; or

                      8.1.5 by either party upon breach by the other party of any material provision of this Agreement which remains uncured 60 days after written notice of that breach.

               8.2 Effect of Early Termination. Upon Early Termination, the following applies:

                      8.2.1 B&L shall return to Optex all data generated by Optex under this Agreement, and shall also transfer to Optex all FDA and other regulatory approvals and submissions and any data necessary or useful for purposes of applying for and securing regulatory approvals of the Catarex Handpiece, on condition that

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

        Optex reimburse B&L for any reasonable out-of-pocket costs reasonably incurred by B&L in obtaining or preparing those approvals, submissions and data.

                      8.2.2 B&L may only use for non-infringing purposes any tooling and molds used by Optex in Phase I or Phase II and delivered to B&L pursuant to Section 4.4.6.

                      8.2.3  All  intellectual   property,   including   without
        limitation developmental improvements, that is specific to the Catarex Unit but are not specific to the Millennium(TM) system will become or will remain, as the case may be, the property of Optex.

                      8.2.4 Optex shall grant B&L a fully-paid nonexclusive license to Know-how.

                      8.2.5 To the extent necessary to allow Optex and Optex licensees to commercialize Catarex Products, B&L shall grant to Optex a worldwide sub-licensable license to B&L Patents, B&L Inventions and Know-how containing a royalty provision that reasonably compensates B&L for its expenses in developing the technologies granted back to Optex, as well as taking into consideration the royalties paid or to have been paid by B&L to Optex for the technology licensed by Optex to B&L.

               8.3 Non-U.S.Patents. Upon termination of this Agreement other than as a result of Early Termination, Optex shall grant B&L a fully-paid nonexclusive license to any non-U.S. Optex Patents.

               8.4 Survival. Sections 9.1 (Confidentiality), 12.2 (General Indemnification) and 12.3 (Patent Indemnification) of this Agreement shall survive termination of this Agreement.

        6. Section 11.1 of the Development Agreement is hereby amended by adding at the end thereof the following:

        Upon the request of Optex, B&L shall grant to Optex a permanent, exclusive license to use, on a royalty-free basis, the Catarex name and any associated trademark rights in connection with sale by Optex of Catarex Products in the Optex Field.

        7. Section 12.3 of the Development Agreement is hereby amended by adding at the end the following:

                      12.3.3 If prior to payment of Milestones II and III B&L and Optex agree that the Catarex Handpiece infringes any third-party intellectual property rights, B&L may suspend payment of Milestones II and III until the earlier of (1) First Commercial Use and (2) Optex or B&L obtains a license to those third-party intellectual property rights.

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        8. Except as expressly  provided for in this Amendment,  the Development
Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by the duly authorized representatives as of the date and year first above written.


OPTEX OPHTHALMOLOGICS, INC.                   BAUSCH & LOMB SURGICAL, INC.


By:______________________________             By:____________________________


Name:____________________________             Name:__________________________


Title:___________________________             Title:_________________________

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                                                             Schedule 4.4.1(1)

                                  PHASE 0 ITEMS

                                                                 Status
                                                                 ------

I.      DESIGN DOCUMENTS

        2-D Component Drawings                                   Delivered

        3-D Component Drawings                                   Delivered

        Assembly Drawings                                        Delivered

        Bill of Materials                                        Delivered


II.     MANUFACTURABILITY

        Work Instructions                                        Delivered

        Assembly Fixture Drawings                                Delivered

        Manufacturing Aid Specifications                         Delivered


III.    DEVELOPMENT HANDPIECES

        10 Handpieces                                            Delivered

        70 Handpieces
        (B&L Will Participate in Assembly)


IV.     DESIGN VERIFICATION

        Test Reports


V.      QUALITY SYSTEMS

        First Article Inspection Data
        (All dimensions; n=1; Fabricated Parts)

VI.     JOINT DESIGN REVIEW                                      Delivered

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                                                              Schedule 4.4.1(4)

                             MANUFACTURING SERVICES


Complete development and implementation of fixturing and automation needed to support Phase I build at Optex

Complete transfer to B&L of duplicate fixtures and test stations utilized for Phase I production

Complete development and implementation of fixturing and automation needed to support Phase II build at Optex

Complete transfer to B&L of duplicate fixtures and test stations utilized for Phase II production

Complete engineering design development support for B&L automation scale-up to 10,000 units/month

Complete engineering design development support for B&L automation scale-up to 20,000 units/month

Complete engineering design development support for B&L automation scale-up beyond 20,000 units/month